Exhibit 99.1


           Certification of Energy & Engine Technology Corporation
          pursuant to Section 906 of the Sarbanes-Qxley Act of 2002
              regarding Quarterly Report on Form 10-QSB for the
                       quarter ended March 31, 2003
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     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Energy & Engine Technology Corporation, a Nevada corporation (the "Company"), does hereby certify that:

     1. The Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003 (the "Form 10-QSB") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. Information contained in the Form 10-QSB fairly presents, in all material respects, the financial conditions and results of operations of the Company.


Date:  May 15, 2003				By: /s/ Willard G. McAndrew, III
							Willard G. McAndrew, III
							Chief Executive Officer


Date:  May 15, 2003				By: /s/ Roger N. Wurtele
							Roger N. Wurtele
							Chief Financial Officer